Exhibit 99.1

Forward-looking statements These presentations include forward-looking statements that reflect management's current expectations, assumptions, and estimates of future performance and economic conditions. Such statements are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward- looking statements in this presentation include but are not limited to statements concerning: our plans, strategies and objectives for future operations or results; new products, services or developments; future economic conditions, performance or outlook; the outcome of contingencies; our beliefs or expectations; activities that we intend, expect, project, believe or anticipate will or may occur in the future; earnings and revenue guidance; the potential value of contract awards; and statements regarding outlook, including expected revenue, earnings and orders for Harris and its business units; and assumptions underlying any of the foregoing. Forward-looking statements may be identified by use of words such as "believes," "expects," "may," "should," "would," "will," "intends," "plans," "target," "forecast," "estimates," "anticipates," "projects," or similar words or expressions. The Company cautions investors that any forward- looking statements are subject to risks and uncertainties that may cause actual results and future trends to differ materially from those matters expressed in or implied by such forward-looking statements. The Company's consolidated results and the forward-looking statements could be affected by many factors, including but not limited to: the loss of our relationship with the U.S. government or a shift in U.S. government funding; potential changes in U.S. government or customer priorities; risks inherent with large long-term fixed-price contracts, particularly the ability to contain cost overruns; financial and government and regulatory risks relating to international sales and operations; our ability to continue to develop new products that achieve market acceptance; the consequences of future geo-political events; strategic acquisitions and the risks and uncertainties related thereto, including our ability to manage and integrate acquired businesses; performance of our subcontractors and suppliers; potential claims that we are infringing the intellectual property rights of third parties; the successful resolution of patent infringement claims and the ultimate outcome of other contingencies, litigation and legal matters; risks inherent in developing new technologies; changes in our effective tax rate; the potential impact of natural disasters or other disruptions on our operations; the potential impact of a security breach, through cyber attack or otherwise, or other significant disruptions of our IT networks and systems or those we operate for customers; the potential impact of satellite bandwidth constraints on our managed satellite communications services; changes in future business conditions that could cause business investments and/or recorded goodwill to become impaired; and general downturn in the global economy. Further information relating to factors that may impact the Company's results and forward-looking statements are disclosed in the Company's filings with the SEC. The forward-looking statements contained in these presentations are made as of the date of these presentations, and the Company disclaims any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Pathway to Continued Growth Howard L. Lance Chairman, President & chief executive officer

Executive summary Harris has predominantly been viewed as an aerospace and defense company with discriminating communications technologies Harris has emerged as a technology company with differentiated solutions serving both government and high-growth commercial markets We are successfully leveraging our proven technologies developed for government applications into attractive commercial applications Proven technologies applied to commercial markets

Executive summary We have created a larger portfolio of capabilities serving a more diversified set of vertical markets Lessens our dependency on the U.S. Department of Defense for growth and income Allows exploitation of our commercial skills and business models We have positioned the company for continued growth and shareholder value creation Delivering results while investing in future growth

Based on fiscal 2011 guidance provided March 17, 2011. Reference non-GAAP reconciliation on the Harris investor relations website. (CHART) (CHART) 14% CAGR 22% CAGR ($ in billions) Revenue Earnings per share $2.7 $3.1 $3.33 $2.15 $2.71 $4.43 $3.7 $4.6 $5.0 $5.2 $3.85 $1.50 ~$6.0 $4.80 - 4.90 Solid track record of performance

Positioned for growth (CHART) Government Communications Systems Technology and systems integration for Defense, National Intelligence and Federal/Civil markets RF Communications Tactical and land mobile radios, systems and networking apps for global Defense, Security and Public Safety markets Integrated Network Solutions IT services, managed services, cyber integration, and media solutions supporting Government, Energy, Healthcare, Broadcast and Enterprise networks

RF Communications Tactical radio products and integrated systems JTRS-approved; delivering the JTRS promise today Leading the transformation from narrowband to wideband networking Tactical ISR products and applications Communications Security products Full range of Land Mobile Radio products Integrated IP-based communications systems Advanced 4G/LTE broadband communications systems U.S. Department of Defense International Public Safety & Professional Communications Tactical Communications

Government Communications Systems Defense Programs National Intelligence Programs Civil Programs Communications and information processing technologies that enable high-reliability networks Satellite ground and weather processing Customers include FAA, NOAA and Census Bureau SATCOM systems, advanced Avionics, and wireless defense communications systems Customers include U.S. DoD, Army, Air Force, Navy and Marine Corps Intelligence, Surveillance and Reconnaissance (ISR) solutions that collect, process, distribute and analyze data Space electronics and structures Customers include NSA, NRO, NGA and other agencies

Integrated Network Solutions Broadcast and New Media Solutions Broadcast transmission systems, infrastructure and networking solutions, and media and server systems Harris IT Services Design, deployment, support, and network operations End-to-end solutions in IT transformation, managed services and information assurance Harris CapRock Communications Managed satellite communications solutions serving remote locations and harsh environments around the world Trusted cloud hosting, cyber services, technology countermeasures and monitoring capabilities that proactively safeguard vital information assets Secure infrastructure, imaging and informatics solutions that connect, process and analyze data to reduce costs and improve patient outcomes Cyber Integrated Solutions Healthcare Solutions New

Senior executives presenting at the meeting

Macro markets perspective Headwinds from U.S. Government, State & Local Government budget pressures and economic uncertainties Winding down of MRAP programs U.S. Department of Defense focus on procurement efficiency; embracing the "enterprise business model" vs. POR Expanded international defense and homeland security communications requirements Robust demand for C4ISR solutions U.S. Government "Cloud First" policy; planned data center consolidation and IT budget increases in Intelligence Agencies Demand for communications and IT infrastructure in emerging global markets Oil exploration must accelerate to meet rising global demand "Meaningful Use" driving healthcare IT transformation

Corporate growth strategy Corporate growth strategy

U.S. Department of Defense Falcon III has changed the way we fight; addresses the full range of mission requirements today and enables future applications Harris "Enterprise Business Model" delivers solutions now that solve real problems surpassing JTRS Programs-of-Record capabilities Demand for secure wideband networking will drive future recapitalization of the existing fielded radio population International Strong international growth driven by expanded product portfolio, regional presence and systems offerings Falcon tactical radio users are in over 100 countries on five continents Multi-year standardization program wins worth potential $2.5B Transforming the legacy narrowband market into the network-enabled wideband market of the future Growth and execution in core - RF Communications

Strong foundation of franchise programs in critical mission areas Geostationary Operational Environmental Satellite (GOES-R) ground segment and antenna system FAA Telecommunications Infrastructure (FTI) Space Network Ground Systems Sustainment (SGSS) Modernization of Enterprise Terminals (MET) F-35 and F/A-18 Situational Awareness in the cockpit Global Geospatial Intelligence (GGI) Proprietary national intelligence Solid revenue growth from current program portfolio Growth and execution in core - Government Systems

Growth and execution in core - International Increasing contributions from global markets

Government funded R&D enables rapid technology insertion into commercial markets (CHART) Government funded $721 Internally funded $326 Signal Processing Microelectronics Antennas Electro-optics Image Processing Cyber Systems Integrated Information Systems Mechatronics $1.0 billion in fiscal 2010

Diversification and expansion 5 years ago Today MARKETS CAPABILITIES

Key acquisitions have built scale and reach into attractive new markets reach into attractive new markets reach into attractive new markets

Diversified vertical markets

Diversified vertical markets

Capturing vertical market synergies Participates Today Opportunity

Energy market synergies Satellite Communications Cyber Security, Trusted Cloud Hosting Subsea Video Streaming Solutions Critical Infrastructure Protection, Surveillance, and Real-time Monitoring Mobile Communications on Rigs and in Oil Fields IT Outsourcing, Fully Managed Communications Solutions Terrestrial Communications Submarine Fiber Communications

Healthcare market synergies Trusted Cloud Hosting Digital Signage Enterprise Communications Infrastructure/ Network Operations Interoperability & Workflow Management Imaging Solutions Informatics IT Services

International Government market synergies IT Outsourcing, End-to-End Communications Geospatial Products Border Security Tactical ISR Integrated Vehicle Systems Modular Soldier Systems Tactical Radios and Networks

New Media market synergies IT Systems Integration and Implementation Network Operations Center / Video Control Room Digital Signage Transaction Solutions Advanced Advertising Media Software Solutions Complete Managed Services

Segment growth aspirations 3-Year RevenueCAGR Fiscal 2014Operating Margins RF Communications 6% - 8% 30% - 31% Government Communications Systems 3% - 4% ~12.5% Integrated Network Solutions 11% - 14% 11% - 12% Based on current expectations and subject to change without notice.

3-year consolidated growth aspirations 3-Year CAGR Revenue 8% - 9% Operating income 8% - 10% Earnings per share 10% - 13% $ 7.00 EPS by Fiscal 2014 Based on current expectations and subject to change without notice.

Summary Significant revenue and earnings growth potential Solid positioning in core markets International reach into fast-growth regions New commercial markets and business models Attractive high-growth businesses serving Healthcare, Cyber, Energy, New Media and Public Safety vertical markets Technology innovation as strong foundation Proven products, capabilities and track record

FY12 Outlook Howard L. Lance Chairman, President & chief executive officer

Fiscal 2011 segment revenue outlook Based on fiscal 2011 guidance provided March 17, 2011. Reference non-GAAP reconciliation on the Harris investor relations website. ($ in millions)

Fiscal 2011 segment operating margin outlook Based on fiscal 2011 guidance provided March 17, 2011. Reference non-GAAP reconciliation on the Harris investor relations website. ($ in millions except for per share amounts)

Fiscal 2012 outlook Based on the midpoint of fiscal 2011 guidance provided March 8, 2011 and fiscal 2012 guidance provided March 17, 2011. Reference non-GAAP reconciliation on the Harris investor relations website. ($ in millions)

Expected RF segment revenue (CHART)

Financial Summary Gary L. McArthur Senior Vice President & chief financial officer

Creating greater shareholder value Maintaining a capital structure that provides a strong financial foundation from which the Company has the flexibility to achieve its strategic and financial objectives Maintaining our Baa1/BBB+ credit ratings Funding internal investments to drive growth and generate higher returns Appropriate increases in dividends Targeting 20% payout ratio Acquiring companies that meet strategic objectives and enhance financial returns Repurchasing shares $350M remaining under current stock repurchase program

Making good progress Operating income as a percent of revenue and corresponding return metrics (ROA, ROE and ROIC) have improved substantially since FY 2006 All key working capital management metrics are better Operating cash flow and free cash flow as a percent of net income have improved Leverage metrics have been managed to maintain Baa1/BBB+ credit ratings Reference non-GAAP reconciliation on the Harris investor relations website.

(CHART) (CHART) (CHART) Operating cash flow Free cash flow Free cash flow/net income (CHART) Based on the midpoint of fiscal 2011 guidance provided March 17, 2011. Reference non-GAAP reconciliation on the Harris investor relations website. ($ in millions) Strong cash flow

Solid at our current credit ratings BBB+/Stable/A-2 Recently reconfirmed ratings Baa1/Stable/P-2 Recently reconfirmed ratings Reference non-GAAP reconciliation on the Harris investor relations website.

Compare favorably to defense peers(1) Note: (1) Prepared by Morgan Stanley using LTM information as of Sep 30, 2010. (2) Values exclude Boeing Capital Corporation debt. (3) Reference non-GAAP reconciliation on the Harris investor relations website. (3)

Access to debt markets

Excellent liquidity (CHART) $741 million in cash and cash equivalents $300 million 364-day revolving credit facility available $720 million available under $750 million credit facility in place through 2013 No long-term debt maturities before October 2015 As of the quarter ended December 31, 2010.

Based on the midpoint of fiscal 2011 guidance provided March 17, 2011. Continued internal investment Internally funded R&D Capital expenditures ($ in millions) (CHART) (CHART)

(1) Reference non-GAAP reconciliation on the Harris investor relations website. (CHART) Attractive dividend (CHART) Cash paid (CHART) Yield (CHART) Percent increase Payout ratio(1) ($ in millions)

Supporting growth ($ in millions) Significant acquisitions Fiscal 2007 - Multimax ($400M) Fiscal 2009 - Tyco Wireless Communications "M/A Com"($675M) Fiscal 2011E - CapRock Communications ($525M), Schlumberger GCS ($398M), CAREfx ($155M) Total acquisitions funded (CHART)

Declining shares outstanding (CHART) Shares repurchased (in thousands) (CHART) Cost of repurchase Since fiscal 2005, $842 million has been spent to repurchase 17.5 million shares at an average price of $48.21, reducing total shares outstanding by 13% ($ in millions)

Fiscal 2011 outlook Based on fiscal 2011 guidance provided March 17, 2011. ($ in millions)

Targets for fiscal 2012 - 2014 Based on company estimates. ($ in millions)

Summary We continue to operate from a very solid financial foundation and are well positioned for continued strong financial results

Integrated Network Solutions Daniel R. Pearson Executive vice president & chief operating officer

Integrated Network Solutions overview Transfer of TRUST from government to commercial customers High-growth markets Commercial model allows for margin expansion Leveraging information for better outcomes Leveraging proven capabilities, solutions and business models into new customer relationships Broadcast and New Media Solutions Harris IT Services Harris CapRock Communications Cyber Integrated Solutions Healthcare Solutions

Operating performance ($ in millions) 1Represents non-GAAP operating income. Reference non-GAAP reconciliation on Harris investor relations website. 2Based on mid-point of fiscal 2011 guidance provided March 17, 2011.

Proven capabilities and business models Cloud computing Service-oriented architectures Secure virtualization Network operations and management High performance computing Storage area networks NEW MARKETS NEW CUSTOMERS Geospatial production Large file transfer Imagery as a service Visualization High performance computing Broadcast and New Media Solutions Harris IT Services Harris CapRock Communications Cyber Integrated Solutions Healthcare Solutions

Market demand is accelerating...

Serving large and high-growth markets Based on company estimates.

Harris IT Services John Heller President

Proven, cost effective platform for communications and IT services Diverse government and commercial customers Trusted to run some of the world's largest networks Widely distributed workforce 50% firm fixed price, 30% T&M, 20% cost plus Harris IT Services designs, deploys and operates customer-centric secure communication systems and information networks Executive summary

3,300 employees in all 50 states and at eight international locations 24/7/365 support across 300 major cities with technicians certified in leading technologies Support to over 10,000 customer sites Widely distributed work force

A snapshot of the customer base

Business model

Serves all Harris vertical markets Harris IT Services

Navy Marine Corps Intranet (NMCI) Air Force 50th Space Wing Networked Space Operations and Maintenance (NSOM) Serving the U.S. government market Management, operations and maintenance for global Air Force Satellite Control Network Potential program value $410M, 6.5 years Awarded January 2008 Harris prime Providing comprehensive end-to-end support for data, video and voice communications Largest government managed services contract - 700,000 users Potential program value Original award October 2000 Option years negotiated through April 2014, $500M Recompete in late 2012 expands Harris opportunity National Reconnaissance Office (NRO) 24/7/365 global operations, maintenance, and support services for information systems network in space and on the ground Potential program value $1B+, 10 years (3 base, 7 option) Awarded August 2004 Harris prime Recompete underway

Amway Center Health First, Inc. Dallas/Fort Worth International Airport Serving other vertical markets Broadcast and new media Public safety and public service Healthcare Managed solutions of infrastructure and networks for 3 hospitals and 26 clinics, with 36,000 inpatients and 124,000 emergency patients each year Extends breadth of services to one of world's busiest airports Modernizing and expanding the airport's security system Enhancing essential security network functions Integrating the latest broadcast technologies with IT infrastructure to create the most technically-advanced sports arena in North America Digital-out-of-home

Cyber Integrated Solutions Dale Meyerrose Vice president & general manager

Executive summary Tremendous cyber integration market potential Differentiated cloud solution that combines lower cost, higher performance, control, and trust World-class infrastructure, technology and partners Trust in the Harris cloud

Clear economic benefits enabled by technology Capex and Opex reductions IT spend driven by massive data growth 44x by 2020 Pervasive mobility Workforce and individuals Increased expectations of business agility and speed (CHART) Source: Deutsche Bank, Gartner, IDC, company estimates. Cyber Integration market comprised of IaaS = Infrastructure as a service (collocation, managed hosting, cloud hosting, content delivery) and enterprise infrastructure (represents internal infrastructure IT spend). ($ in billions) Leaders in this market will be trusted providers that can prove they are also innovators Cyber integration market* Tremendous market potential

Selling the cloud in today's environment Leaders in emerging cyber market will provide trust and ensure client control over their own assets Sales discussion with large oil services company: Would you move to a cloud-based environment to save money? Absolutely, but I have other concerns besides cost. Ok, so if I can save you money and give you control of your resources through a portal that you operate, would you move to a cloud based environment? Maybe, but what about security? Ok, so if I can save you money, give you control and provide you continuous monitoring and protection to deliver trust against a performance set of standards and compliance measures, would you move to a cloud-based environment? Absolutely!!!

Harris is establishing the new standard Current barriers to cloud adoption Table stakes Harris differentiation

World Class Technology Proven technology portfolio Best-of-breed systems and processes Trusted computing and compliance technology Continuous monitoring and assessment capabilities Portfolio of "customizable" applications Proven and Trusted Capabilities Track record delivering high reliability for mission critical systems Integration expertise World-class and purpose-built infrastructure Compliance and audit expertise Unique end-to-end service model and customer portal Deep Client Understanding Deep mission expertise in client verticals Government Healthcare Energy and maritime Broadcast and new media Insight into client needs and experience deriving maximum client value from tailored applications Industry Leading Partnerships Established partnerships with industry leaders VCE EMC VMware Cisco Comprehensive alliance agreement with VCE and EMC Quickly and publicly establishes Harris in this market Harris has the solution Cyber Integrated Solutions - a new platform for growth that leverages Harris' assets and investments

Undisputed leader in virtualization Leading innovator in cloud application enablement Pre-engineered, pre-integrated and validated Undisputed leader in storage Leading innovator in information management and security Undisputed leader in networking Leading innovator in blade technology Market leadership and unparalleled reach Message resonating with market leaders who value our approach and our technology Joint marketing efforts Joint sales efforts Sales force incentives Joint technology development and integration

Competitive landscape provides a tremendous opportunity Harris is establishing a new magic quadrant for cyber integration Managed Hosting and System Integrators Cloud Services Providers SMB / Low Security Enterprise / High Security Cyber Integration and Trust Note: Harris management view. Select competitors only, not a comprehensive list.

World class infrastructure World class cloud for the enterprise begins with world class infrastructure Uptime Tier III and LEED Silver Certified facility World class infrastructure combined with the premier server, storage, and networking products in the market EMC, VMware, Cisco and HP The client operations and security center acts as the nerve center for ensuring delivery of the "Trusted Enterprise Cloud" Proven Harris talent and expertise Clients will be able to leverage these capabilities to monitor and manage their cloud deployment via the client portal Providing control and visibility

World class technology Provides your 3D x-ray of the cloud

Revenue and income sources Trusted cloud services provided from Harris Cyber Integration Center Trusted cloud services on customer premise but monitored and protected from Harris Cyber Integration Center License fees and royalties from Harris IP used by partners to provide trusted cloud components

Harris CapRock Communications Peter Shaper president

Executive summary Excellent value proposition for our customers Market leader in exciting and growing market that requires high availability, security, and reliability Expands Harris horizontal capabilities and provides access to new vertical markets Harris capabilities bring significant additional value to Harris CapRock Communications customers

Forming the new Harris CapRock Communications CapRock Communications Schlumberger Global Connectivity Services Maritime Communication Services Core180 Harris CapRock Communications

Harris CapRock Communications is the world's most trusted provider of fully managed, end-to-end communication solutions for operations in remote and harsh environments Energy Maritime Government Mission-critical communications Converged voice, video and data Highly reliable and secure connectivity Global coverage and support Rapid and mobile deployments Our customers operate in environments where the mission simply cannot fail

Harris CapRock Communications value proposition GOVERNMENT Defense and Humanitarian MARITIME Transport and Research Enhance visibility into remote operations Empower real-time decision making Lower operational costs Improve personnel security and safety Retain talent and improve morale ENERGY Exploration and Production

Providing "best fit" end-to-end solutions

Total Harris enhances value proposition Providing the communications you've come to expect in places you wouldn't expect it(tm) Follow the communications chain from remote user to headquarters and pull from across all of Harris to integrate a customized solution Integrated Kits VSAT Manufacturing Terminals Network Appliances Wi-Fi Systems Deployed Personnel Remote Site Global Connectivity Content Distribution Headquarters Communications Requirements Continuum Field Service Handheld RF Radios Remote Sensors On-site IT Professionals Last Mile Terrestrial Links On-site IT Professionals Business Continuity Crew Infotainment Network Management Broadcast Content Data Assurance Managed Networks Satellite Links Terrestrial Links Undersea Fiber

Harris CapRock Communications has scale and geographic scope advantage

HARRIS



Self-owned Global Infrastructure
Revenue from managed VSAT Network Services
Harris CapRock Communications
Stratos
Vizada
Rignet
Globecomm
MTN
TCS
Skyport
Datacom
BroadPoint
Ship Equip
Primary markets served
Energy, Maritime, and Government
Energy and Maritime
Energy
Maritime
Government

Estimated 2010 revenue from managed FSS satellite based network services for selected competitors
Sources include Comsys, Hoovers, company financial reports and Harris estimates

INTEGRATED NETWORK SOLUTIONS PAGE 8 2011 ANALYST MEETING

Solutions tailored to the remote application environment

HARRIS



Managed Communication Services

- Satellite communications
- Subsea fiber management
- Terrestrial connectivity
- Microwave and wireless services
- Disaster recovery solutions



Professional and Technical Services

- Robust IT services
- Certified specialists
- Contract/dedicated labor
- Teleporting services
- On-site maintenance



Specialized Communications Equipment

- Integrated products
- Ruggedized electronics
- Proprietary VSATs
- Dedicated R&D team



Integrated Solutions

- Communication networks
- Information technology solutions
- Turnkey project management
- Design through commissioning
- Remote assets, onshore/offshore

Single source for complete solutions tailored to unique site requirements



Secure multi-tenant capabilities
New build outfitting
Satellite license facilitation



Crew morale solutions
Asset tracking
Automatic beam switching



COTM systems
Follow me networking
Rugged electronics packages



Man-packable systems
Military-grade services
LMR radio solutions

INTEGRATED NETWORK SOLUTIONS PAGE 9 2011 ANALYST MEETING

Value-added application services extend "beyond the pipe" Portal Provides views into service and operational performance of network Key benefit - provides transparency, enabling better management of network data Oil Partnering Network (Opnet) Closed-community network for oilfield operations, engineering projects and partner reporting Key benefit - improves productivity via real-time collaboration across all projects Secure Digital Access (SDA) Managed network providing technical infrastructure, security and architecture to share data and applications with external organizations Key benefit - reduces costs and increases security Asset tracking Real-time, map-based tracking tool Key benefit - improves asset monitoring and usage efficiency Crew welfare services Infotainment solution, internet and calling plans Key benefit - improves crew retention, enforces corporate training prior to entertainment and ensures fully licensed content Remote video streaming Provides a visual link into remote subsea and land-based sites Key benefit - enables better decision making with real-time imagery

Nigeria Countries in which Harris CapRock has provided service Countries with teleport locations Local presence Teleports on 6 continents Four 24 x 7 Network Operations Centers Local presence in 23 countries Customer projects in over 140 countries Global terrestrial network Self-owned and operated infrastructure supports customers globally

Customers depend on Harris' proven capabilities and depth of experience

HARRIS

- **23** Countries with local presence
- **10,000+** Customer sites receiving IT services
- **140+** Countries where clients served
- **1200+** Employees focused on remote comms
- **$6 B+** In revenue
- **275+** Global field service specialists
- **60+** Satellites delivering services
- **3,750MHz+** Satellite capacity
- **83** Global POP locations
- **600+** Stabilized antennas continuousl y managed
- **7,000+** Scientists and engineers
- **6** Continents with global teleports
- **900+** Offshore assets served daily
- **4,000+** VSATs under management
- **3,000+** Skilled, certified IT specialists
- **90%+** Of the world covered by satellite services
- **1720+** Patents
- **2010** Year recognized as one of world's most ethical companies

Capabilities
Global presence
Resources
Harris stability

INTEGRATED NETWORK SOLUTIONS PAGE 12 2011 ANALYST MEETING

A trusted partner invested in our customers mission success

HARRIS

Advanced solutions for current and emerging needs

- Satellite, terrestrial and wireless solutions
- Industry leader in multi-band portability services – C, Ku, X, and Ka-bands
- Off -the-shelf and custom developed solutions
- Research, design, engineering and operations and maintenance

Self-owned and operated infrastructure for quality control

- Nearly 5 GHz of global satellite capacity across 60+ satellites
- Teleports on 6 continents and 24 x 7 Network Operations Centers
- Providing local presence in 23 countries
- In-field personnel dispersed globally

Stability and credibility in challenging times

- Revenue – division of $6B company
- Over 4,000 VSATs managed daily
- Over three decades meeting remote communication requirements
- Continued strong growth and customer retention

Proven track record in government and commercial

- Projects completed in over 140 countries
- Past performance across industrial and government clients
- Over 20 contract vehicle awards → DSTS-G, DATS, SATCOM II, GSA
- Award winning services – Teleport Operator and Developer of the Year WTA, DISA

INTEGRATED NETWORK SOLUTIONS PAGE 13 2011 ANALYST MEETING

Healthcare Solutions Jim Traficant Vice president & general manager

Healthcare Solutions Healthcare is a high-growth market with strong demand for Harris core capabilities and business models Healthcare Solutions

$2.5T: 16% GDP and growing (4x DoD budget) Annual U.S. deaths due to medical mistakes equals a jumbo jet crashing every day Fragmented, dis-integrated information market No lead systems integrator in healthcare Federal policy driving Healthcare IT ARRA: $30B+ to fuel electronic health records Meaningful use incentives: 2011, 2013, 2015 are driving demand for IT interoperability Healthcare Insurance Portability and Accountability Act Accountable care driving market consolidation Fixed payment model rather than fee for service Hospitals consolidating to control supply chain Creating demand for enterprise interoperability Cost, quality, policy driving health IT

Government Commercial International Leverage core Harris strengths Situational Awareness for Healthcare Interoperability Imaging IT Managed Services ENTERPRISE INTELLIGENCE Harris positioned for strong growth Interoperability Imaging IT Managed Services

Interoperability Imaging IT Managed Services Harris is the leader in federal health imaging Global architecture: Intelligence to Military Health - potential $18M Veterans Affairs Enterprise Imaging - potential $61M / 5 years Siemens: Disaster Recover / Business Continuity (DR / BC) Delivering IT managed solutions for healthcare Health First of Florida - potential $100M / 10 years Veterans Affairs: Patient Accounting Centers - potential $73M / 3 years Channel partners: Siemens Revenue expected to exceed $100M in fiscal 2011 Harris is the leader in federal health interoperability CONNECT for 7 federal agencies - potential $15M Florida Health Information Exchange - potential $19M / 4 year Wall Street Journal "2010 Innovation of the Year in Health IT"

Clinical enterprise portal Single sign-on / context management Business intelligence Express - for on-boarding to Nationwide Health Information Network (NHIN) Enterprise imaging as a service Disaster recovery Secure image sharing Imaging software analytics Managed services networks and IT infrastructure Cyber Integrated Solutions Standards based enterprise software and systems integration Interoperability Imaging Physicians Hospitals Regional exchanges States Federal agencies Commercial enterprises Connected healthcare information enables: Better care. Lower cost. IT Managed Services Addressing $12B market Source: Bain, Harris estimates.

Augmenting growth with key investments Interoperability Imaging IT Managed Services Clinical enterprise portal Single sign-on / context management Business intelligence Express - for on-boarding to Nationwide Health Information Network (NHIN) Enterprise imaging as a service Disaster recovery Secure image sharing Imaging software analytics Managed services networks and IT infrastructure Cyber Integrated Solutions Standards based enterprise software and systems integration

Leading health IT interoperability Business partners Market channels with Harris is now in over 1000 healthcare facilities globally Interoperability

Announcing JV business partnership with Johns Hopkins Medicine Answering market demand for cloud-based medical image management as a service Harris-Hopkins JV to create healthcare information businesses in high-demand, high-growth IT segments Aligning Hopkins brand and clinical expertise with Harris technology to forge world-class partnership Johns Hopkins is #1 U.S. medical academic center for 20 years Harris partner, customer, and marquee reference account Imaging

Transferring trust to IT Managed Services Harris is seen as unique and "trusted" Enter customer accounts at point of need Scale pulling full value of Harris into account Large hospital network CIO exploring Harris imaging and interoperability solutions Requesting bid for managed voice services valued > $100M Health First, Inc. Started with CIO exploring data center options with Harris Outsourced IT managed services contract > $100M Johns Hopkins Medicine Supported study for integrating clinical oncology information Resulted in JV for secure enterprise image management IT Managed Services

Marquee customers and channels Vendor-neutral strategy builds trust with partners and customers

Broadcast Communications Harris Morris president

Executive summary Global ad spending market is rebounding, especially in emerging markets Focusing on profitable growth segments Reduced costs and improved operational discipline Rationalized product portfolio Investments in new products and sales and marketing channels to effectively compete in growing international markets Uniquely positioned to exploit delivery of digital content in out-of-home venues

The world's video experts

The global ad spending market is rebounding Source: 2010.12.06 Group M Press Release Exceeds $500B for the first time ever Media USD $B, current prices 2009 2010 2011 2011 N. AMERICA 152 156 162 4% LATIN AMERICA 25 28 31 11% W. EUROPE 106 110 113 3% CENTRAL & E. EUROPE 17 18 20 11% ASIA-PACIFIC 134 146 158 8% MIDDLE EAST & AFRICA 14 16 18 11% WORLD 448 474 502 6% CHANGE VS. PRIOR YEAR -7% 6% 6% 6%

Continuing global growth Middle East Central & Eastern Europe Latin America Asia Pacific

Seven Networks Australia

Improved operational discipline Partnered with Cognizant (India) on media software development Focusing on low-cost geographies for local manufacturing Including contract manufacturing in Brazil, China and Russia Consolidated facilities Realigned engineering to optimize resources

Focusing on profitable growth segments Seven Networks, Saudi Television Nine Networks Australia, CTV Television, Gray Television, Amway Center, AOL Studios Abu Dhabi TV, Rainbow Media, Bharti Airtel Limited, Thai Public Broadcast Service, Univision, Telemadrid Harrods, Starwood, 7-Eleven, Orlando Magic, Madison Square Garden, McDonalds Digital Out-of-Home Production Content Management and Workflow In Home Out-of-Home

The golden age of television TV viewing up in 2010, Nielsen finds Americans watched more television than ever in 2010, according to Nielsen. Total viewing of broadcast networks and basic cable channels rose about 1 percent for the year, to an average of 34 hours per person per week. The generation-long shift to cable continued, but subtly, as the smallest of the big four networks, NBC, still retained more than twice as many viewers as the largest basic cable channel, USA. - New York Times, 1/2/11

Video so good...fans stay home? Video so good...fans stay home?

Consumer experience = new profit pools MORE ways to view MORE places MORE content MORE viewers 9,000,000 LED lights in the center court video board 1,100 high-definition video screens 800 broadcast devices support the state-of-the-art IPTV and digital signage network 48 miles of cable 24/7 network monitoring by Harris 6,200 stores 12,000 high-definition video screens 190,000,000 viewers per month #1 convenience retailer

Enrich the experience Enrich the experience

Expand our customers' profit opportunities

And deploy the next business models MEASURABLE INTERACTIVE RELEVANT ADVANCED

New business models = bigger, faster-growing market opportunities Broadcast market expanding $4.5B MARKET 3-4% GROWTH $1.6B MARKET 10-12% GROWTH New media markets emerging Source: IABM 2009, PricewaterhouseCoopers 2010, Magna Global 2010, Screen Digest 2010, isuppli 2009, PQ Media 2009

Harris - bringing experience to support the "new media experience" Global reach, financial strength, experience in mission-critical situations Innovation partner with over 100 years in broadcasting and countless technological firsts Global customer base in traditional and new media Unique capability to provide a broadcast-quality experience with an IP or hybrid infrastructure Transitioning to a more nimble, market-focused media business

Government Communications Systems Sheldon J. Fox Group president, government communications systems

Executive summary The headwinds of government spending bring uncertainty and opportunity to the market Government Communications Systems is positioned to outperform the industry through this uncertainty We have a solid foundation of franchise programs in critical mission areas We lead in technology with differentiated solutions in attractive segments of the market Our talent and technology support innovation across Harris Right Markets Aligned, Affordable Capabilities Better Business Models Execution Excellence

Operating performance ($ in millions) 1Represents non-GAAP operating income. Reference non-GAAP reconciliation on Harris investor relations website. 2Based on mid-point of fiscal 2011 guidance provided March 17, 2011.

GCS served markets C3 ISR Enterprise Systems National Intelligence ~40% of revenue NSA, NRO, NGA, Other classified Defense ~30% of revenue Army, Navy, Air Force, Marines Civil ~30% of revenue FAA, NOAA, NASA Revenue percents based on fiscal 2011 estimates.

Program portfolio highlights

HARRIS

- **Current portfolio ~175 active programs**
- **Firm and follow-on programs make up 80% of revenue**
- **Top 20 programs represent about 60% of revenue**
- **Strong win performance over 18 months positions us for the next several years**
  - GOES-R antenna, SGSS, ISARA (NRO)
  - Mexsat, Inmarsat, Operationally Responsive Space
- **Excellent program execution**
  - Fiscal 2011 award fees = 94%
  - Fiscal 2011 on-time delivery = 99%



GOVERNMENT COMMUNICATIONS SYSTEMS PAGE 5 2011 ANALYST MEETING

Civil - Geostationary Operational Environmental Satellite (GOES-R) Harris is the prime contractor and responsible for developing, deploying and operating the GOES-R Ground Segment and Antenna System Performs satellite operations, manages ground elements, produces operational weather products and distributes these products to National Weather Service forecasters, climate scientists and academia Install or refurbish 10 antennas that receive raw weather data and distribute this data to the ground segment for processing Potential program value $1B, 10 years (~$500M planned over 3 years) Awarded May 2009 teammates -

Civil - FAA Telecommunications Infrastructure (FTI) Harris Prime to FAA FTI Operations Network FTI Mission Support Network FTI Satellite/Microwave Network FTI Network and Security Operations Control Centers Over 4,500 locations nationwide; 22,500 services $600 million life-cycle savings Completed the national optical backbone build-out in Fall 2010 Potential program value $2.6B, 15 years, awarded July 2002 $3.5B contract ceiling - FAA communications franchise

Civil - Space Network Ground Systems Sustainment (SGSS) Modernize ground systems at White Sands Complex and Guam Lead development of space-to-ground link and user services as sub to General Dynamics C4S Budgeted program is critical to NASA and its customers for continued operations Expands on Harris legacy ground systems credentials as well as recent wins on GOES-R and MET Harris developed the TDRSS ground station in the late 70's Potential program value $140M, 5 years Awarded June 2010 Obsolete 70s, 80s, 90s technology

Defense - Modernization of Enterprise Terminals (MET) U.S. Army Communication-Electronics Command (CECOM) Design and replace existing DoD strategic terminals over the next 10 years - 90+ terminals located around the world Family of terminals ranging from 4.8-meters to 12.2-meters Supports Wideband Global SATCOM (WGS) and legacy satellites Combines X and Ka missions into a single terminal - replacing two separate terminals Potential program value $650M, 10 years Awarded April 2009

Defense - F-35 and F/A-18 Situational Awareness in the cockpit F-35 Fiber-optic network products Avionics infrastructure solutions Multifunction Advanced Data Link (MADL) antenna Potential program value: $4.2B F/A-18 Avionics processing and high speed networking products Digital map products Digital Memory Device Distributed Targeting Processor/Mass Storage Unit Multifunction Information Distribution System (MIDS) Potential program value: $675M

National Intelligence - Global Geospatial Intelligence (GGI) Global Vector Maritime LIDAR/DSM Potential program value $750M IDIQ, 10 years Awarded January 2003 Feature Extraction Capture, aggregate, analyze and distribute images, from frames to video

National Intelligence - Ground Enterprise Solutions National Reconnaissance Office (NRO) Prime contractor developing ground-based enterprise wide systems and application services for mission critical data Data ingest and distribution, service oriented architecture, virtual private cloud, unstructured data storage, enterprise messaging, information assurance Solid history of outstanding performance and program expansion for additional capability Over 1.6M lines of software delivered to date Potential program value $300M over 7 years Current contracts awarded October 2008 and November 2010

Capabilities for growth Solutions serve information-driven needs of critical missions Management of exponentially growing amounts of data Higher capacity data links, networking Enterprise systems - storage/retrieval, access/dissemination, fusion, analytics Security and mobility Solutions differentiated by technology, execution and affordability C3 ISR Enterprise Systems FAA NextGen Programs Geospatial Intelligence Space Comms Market changes create opportunity - winners will adapt and take share

Command, Control, and Communications (C3) - Space Capabilities and products: Deployable reflectors Gimbaled dish antennas Programmable payload electronics Provided for: National security space Mobile satellite services Operationally responsive Space Ka band commercial and military services International Potential market value $1.6B over 5 years

Intelligence, Surveillance, and Reconnaissance (ISR) - Geospatial Intelligence Radar Mapping (c) Digital Globe (c) Digital Globe (c) MCA Full Motion Video UAV On Demand Processing LIDAR Panchromatic Multispectral GeoInt Data Services (GDS) New automation technologies for geospatial data readiness From pre-built to "on demand" product generation and delivery Potential program value: $300M over 5 years Award expected spring 2012 (c) Digital Globe

Enterprise Systems - FAA NextGen NextGen portfolio relative to the total capital request NextGen transformational programs - DCIS, NVS, SWIM

Includes the infrastructure to make NextGen a reality Enables air traffic controllers and pilots to communicate more effectively via datalink Enhances today's operations by reducing errors common in voice communications and increasing airport efficiencies Potential program value $700M, 17 years Award expected winter 2011 Civil - NextGen pursuit Data Communications Integrated Services (DCIS)

Next Generation Program to Voice Switching and Control System (VSCS) - Harris incumbent A modern and flexible operational voice enterprise capability common to the en route and terminal domains Provides for current and future telecommunications interfaces Voice switching and radio control functionality in a scalable system Potential program value $700M, 10 years Award expected fall 2012 Civil - NextGen pursuit NAS (National Air Space) Voice System (NVS)

Establishes a Service-Oriented Architecture (SOA) based IT infrastructure on top of FTI Provides NAS stakeholders with a capability for exchanging information through the use of publish/subscribe and web services Provides the NAS an enterprise-wide, interoperable, shared platform for information exchange, improved situational awareness, and operational efficiency Potential program value $400M, 15 years Multiple segment awards expected Initial segment award expected fall 2011 Civil - NextGen pursuit System-Wide Information Management (SWIM)

Government Communications Systems is the technology engine Among the nation's best - people, tools, technology and expertise Create technology and capabilities utilized across Harris 4000+ Engineers, over $700M R&D, 41 new patents this year Supporting new vertical market initiatives Healthcare: interoperability, image processing/dissemination, secure networks Cyber : cyber eco-system, trusted cloud, virtualization, security and compliance Public safety: systems engineering, secure networks, program/project management Harris CapRock: security-accredited network architectures, satcom solutions

RF Communications Dana A. Mehnert Group president, rf communications

RF Communications Business Units Tactical radio products and integrated systems JTRS-approved; delivering the JTRS promise today Leading the transformation from narrowband to wideband networking Tactical ISR products and applications Communications security products Full range of Land Mobile Radio products Integrated IP-based communications systems Advanced 4G/LTE broadband communications systems U.S. Department of Defense International Public Safety and Professional Communications Tactical Communications

Operating performance ($ in millions) 1Represents non-GAAP operating income. Reference non-GAAP reconciliation on Harris investor relations website. 2Based on mid-point of fiscal 2011 guidance provided March 17, 2011.

The journey continues — our vision to lead the transformation of tactical communications

HARRIS

Stovepiped legacy radios in the field



- Single-band/mission radios
- Point-to-point, line of sight
- Narrowband voice and low-rate data
- Hardware defined
- Large size/weight
- Capabilities for higher echelons

Driving the transition to wideband networking



- Multi-band/mission radios
- All levels connected in real time
- Wideband networking enables video, email and chat
- Software defined
- Significantly reduced size/weight
- Applications to squad level

Creating the applications centric communications network of the future



- Lightweight multipurpose devices and embedded solutions
- Converged tactical radio / cellular
- Transparent secure connectivity across networks
- iPhone-like experience
- Applications centric

Harris is ideally positioned to transform the legacy narrowband tactical radio market into the network enabled wideband market of the future

RF COMMUNICATIONS PAGE 4 2011 ANALYST MEETING

U.S. radios in service < 1% wideband capable

HARRIS


MB HH
Thales MBITR
SPR
Motorola, ICOM, EFJ
HF
Harris AN/PRC- 150
MB UHF/MP
Raytheon PSC- 5
Raytheon EPLRS
Harris AN/PRC- 117F
ITT NTDR
JTRS HH and MP
Thales AN/PRC- 148
Thales AN/VRC-111
Harris AN/PRC- 152
Harris AN/VRC- 110
Legacy radios
JTRS WIDEBAND
Harris AN/PRC- 117G
VHF- SINCGARS
ITT

1.25 million radios fielded
Acquisition cost ~ $15.9 billion

<20% JTRS approved and <1% wideband networking capable

Harris estimate of radios in units.

RF COMMUNICATIONS PAGE 5 2011 ANALYST MEETING

Tactical Communications summary Global market leader in ground tactical radios for 6th consecutive year while reinvesting for the future Leading the global transformation of tactical communications from narrowband to wideband - enabling mission critical applications at the tactical edge Creating new market demand by driving the innovation cycle and accelerating the transformation Industry-leading technology and an expanding portfolio of differentiated products In the U.S. market Delivering the JTRS promise today Feedback from customers continues to support our vision for the future DoD accelerating adoption of Falcon III and embracing "Enterprise Business Model" In the international market Broadening product portfolio Adding sales and marketing resources to expand the already world-class channels Further broadening our offering with integrated systems solutions

Harris has gained 20 share points in the past five years Worldwide tactical radio market Harris estimated market share was 43% in calendar 2010, five points higher compared with prior year, in a market that grew 6% (CHART) Note: Reflects Harris estimates of core tactical radio market and market shares. Definition of "tactical radio market" includes ground tactical HF, VHF, UHF, MB, High-Capacity Data Radio, Secure Personal Radios and High-Capacity LOS products. Market shares based on calendar year 2010 ground-based, global tactical radio market of $4.1B compared to $3.9B in the prior year. Ultra Electronics 3% Raytheon 2% Bharat Electronics 4% Tadiran 4% Selex 2% $1.5B Tactical radio market size $4.1B (CHART)

Macro market trends Transition from narrowband to wideband networking for video dissemination, network-wide email and chat, situational awareness, and biometrics Government funded, long-cycle program of record procurement practices can no longer support the needs of the warfighter Pace of change in technology and missions operations is creating new market demand Greater spending on ISR and emphasis on networked communications to enable ISR missions Ongoing conflicts and unrest will likely drive expanded defense and border security communications requirements Emergence of stronger regional/country markets - Middle East, Asia, Brazil Strong need for a network to enable commercial "iPhone like" applications in a secure tactical mobile environment

Key differentiators based on commercial market approach "Commercial" business model Invest internal R&D resources Ready-to-ship, off-the-shelf products Continuous reinvestment in spiral development "First-mover" advantage through technology innovation First and only widely deployed wideband tactical networking solution Offering broadest product portfolio World-class international distribution channels Outstanding field service and support Strong global player across U.S. and international markets

Driving the innovation cycle and creating new market demand $1.5B market in 2005 HF, VHF, MB PRC-152 Tactical Cellular SPR HCLOS PRC-117G COMSEC Intercoms ISR TACSAT RF-7800V HF, VHF, MB Packaged Systems PRC-152A RF-7800M VRC-110 Situational Awareness Modular Radio NCS $10.5B market in 2014 Core tactical radio market Core tactical radio market expansion Adjacent market expansion Harris estimate of market sizes.

Harris has "first-mover" advantage In service with all branches of U.S. Armed Forces and 15 allied countries 150,000 JTRS-approved AN/PRC-152 handheld radios shipped 10,000 AN/PRC-117G radios with ANW2 wideband networking shipped AN/PRC-117G with ANW2 wideband networking fielded across Afghanistan 9 U.S. Army Brigade Combat Teams USMC 1 MEF Major DoD contract vehicles in place Significant installed base of Falcon III radios have been combat proven and have a demonstrated track record of success

Falcon III is changing the game with multi-mission JTRS radios

- **Providing unmatched interoperability – multiband multimission**
- **First-to-market with secure wideband networking powered by Harris developed wideband network waveform – ANW2**
- **On track to have the first tactical radio to receive NSA certification with JTRS SRW waveform**
- **Other mission critical waveforms: ROVER, HPW, IW, COBRA – WNW and MUOS capable**


Expanded capability
Expanded interoperability
Ground-to-air
TACSAT
ISR
Legacy interoperability
Video dissemination
First responders
Network-wide email and chat
Situational awareness
Biometrics data



Falcon III addresses the full range of mission requirements today and enables the mission critical applications of the future

RF COMMUNICATIONS PAGE 12 2011 ANALYST MEETING

Falcon III is enabling mission critical applications at the edge Video dissemination Situational awareness Biometrics data Network-wide email and chat UAV and ground surveillance video Email and chat messaging Tactical SharePoint access Call for fires MEDEVAC Convoy tracking Mission ops planning Fires de-confliction (prevent fratricide) Checkpoint and patrol biometrics Route planning Mobile command post Counter-insurgency biometric enrollment Real-time identity verification Falcon III Network Enabled Missions

Enabling the applications soldiers know and need Tactical chat Soldiers at Home Soldiers at War Chat All informed One to one Photo file sharing Mapping Situational Awareness/PLI Web search TIGR

Feedback from customers continues to support our vision Falcon III is changing the way we fight " The 117G is going to change the way we do battle and increases our advantage over the enemy" Special Operations Combat Controller "The combination of the PRC-117G and RF-7800W has provided our task force with secure communications down to the operation on the ground. Unbeatable." Captain, U.S. Army; S-6, 82nd Airborne "[With the AN/PRC-117G] I can get SIPR in my vehicle now which allows me to pull down intel whenever and wherever I need it. We'll never go back to the old way. I love this radio!" Marine Commander in Afghanistan, USMC "The AN/PRC-117G is a game-changing radio. It provides high-bandwidth communications, enabling applications such as streaming video, simultaneous voice and data feeds, collaborative chat, and connectivity to secure networks. [Its] wideband networking capabilities give war-fighters on the move, critical real-time information..." Brigadier General Kevin J. Nally, C4 Director, USMC

From market leadership to market transformation - evolving the Falcon III family of JTRS solutions The AN/PRC-117G with Advanced Networking Wideband Waveform (ANW2) has proven the power of battlefield networking by enabling a wide range of new transformational applications Proliferating ANW2 across all layers of the battlefield - bringing networking to all echelons AN/PRC-152A Handheld Embedded Modular Radio (EMR) - extending wideband networking to small UAVs, sensors and unmanned applications Mission module appliques address multiple future requirements Dismount (2nd Channel, ISR, HF) Network Communications Server Tactical Cellular Transforming the legacy narrowband tactical radio market into a network enabled wideband market of the future - surpassing JTRS capabilities

UAV Tablet Soldier Radios Embedded Modules UGV Extending Falcon III wideband networking to enable future ISR applications Interoperability Falcon III embedded solutions Smallest JTRS wideband networking radio is bringing networking to all echelons ANW2 SRW Extending Falcon III network into broader ISR market Building an ecosystem of Falcon III enabled platforms to compliment ground tactical radio systems Munitions Falcon III Embedded Modular Radio

Falcon III BACKHAUL Falcon III tactical cellular networks Falcon III wideband networking will extend tactical cellular communications and related applications to the tactical edge Tactical Cellular Base Station Applique Integrated Falcon III solution enables cellular communications at the edge Significantly reduced size and weight Mobility-ANW2 provides networked mobile backhaul to Tactical Operation Center (TOC) Security - creates secure access to classified databases on DoD SIPRNET TOC Biometrics Data Tactical Operations Center Databases INTEL C2 COP

Commercially developed Falcon III JTRS solutions are strongly positioned in the new DoD era of focus on affordable, off-the-shelf solutions DoD embracing the "Enterprise Business Model" "I will pursue greater quantities of systems that represent '75 percent' solution instead of smaller quantities of '99 percent', exquisite systems." Excerpt from Secretary Gates statement to the Senate Armed Services Committee Room SD-106, Dirksen Senate Office Building, Washington, D.C., Tuesday, January 27, 2009 OSD ATL Joint Staff J6 U.S. Army "Schedule delays and funding shortfalls have been common across the JTRS programs" Accelerate commercial JTRS solutions to the field. "The Army is already taking steps to dynamically test and evaluate new (COTS) equipment" Ashton Carter JTRS ADM Jan. 10, 2011 Joint Staff - Military Communications & Electronics Board (MCEB) Recommendation on JTRS Program Way Ahead. 12 October 2010 Army Vice Chief of Staff Gen. Peter Chiarelli, Jan 28th 2011, Network Enabled Operations Conference, Arlington VA

Falcon III enabling Army BCT modernization

HARRIS


PRC-117G
PRC-117G
PRC-152A
AN/VRC-114(V)2
PRC-152A

Combat Proven

- Successful fielding to OEF
- Enabling networking ahead of programs of record with ANW2 connectivity to DoD SIPRNET
- Initial 1500 radios deployed across 9 BCTs
- Large installed base and logistics tail

Enhancing

- NSA certified SRW in AN/PRC-117G in CY11
- AN/PRC-117G selected as part of initial Army BCT fielding plans
- Introduction of wideband AN/PRC-152A

Expanding

- 2 channel AN/PRC-117G based Vehicular System (AN/VRC-114(V)2) addresses multichannel GMR with enhanced capability
- Expanding beyond JTRS with mission critical waveforms (ROVER, HPW, COBRA, IW, SUAS DDL)

Army market position is growing and sustainable

ANW2

SRW

WNW

BCT Modernization

- 76 BCTs include 48 active and 28 reserve
- 130 Functional support brigades
- 97 Multi-functional Support Brigades

RF COMMUNICATIONS PAGE 20 2011 ANALYST MEETING

Marine Corps tactical communications modernization Successful AN/PRC-117G fielding in OEF Providing critical collaboration and information sharing capabilities Defining their Battalion and below network architecture on Falcon III AN/PRC-117G and AN/PRC-152A Sponsored AN/PRC-152A NSA Certification Upgrade 50,000 AN/PRC-152s and 20,000 AN/VRC-110s Connecting ANW2 backbone to SRW networks Standardizing on Falcon III wideband solutions The Marine Corps is building their wideband network on Falcon III

Tactical Communications International Andy Start president, international Tactical communications

International growth Robust international market offers significant opportunities including multi-year standardization programs 12 - 18 month opportunity pipeline of $2B Leadership position in U.S. market is driving international adoption of Harris solutions World class global dealer network built over 50 years Broadest industry leading product portfolio - significantly expanded over the last three years Providing Integrated Communications System Solutions Growing aftermarket for service and support Expanded product portfolio, increased presence and integrated communication system solutions will drive growth in a robust international market Comprehensive Aftermarket Service Integrated Communication System Solutions Complete Portfolio of Communications Products World-Leading Dealer Network

Harris offices RFCD Headquarters Regional Hub Offices Harris dealers Harris Falcon(r) customers Expanding International footprint Falcon tactical radio family users are in 100+ countries on five continents Expanding international presence with regional hubs Increasing forward deployed technical sales and support resources, including systems engineers

Major multi-year standardization program wins and opportunities in excess of $3B

HARRIS

Multi-year program wins
Australia Land 200
Iraq MOI and MOD HF and multiband
Pakistan HF and SPR
Mexico HF
UAE Special Operations Command
Indonesia HF Systems
Poland HF
Norway/Sweden Soldier System
Brazil HF
Denmark multiband
Undisclosed international country

Multi-year program opportunities
Saudi Arabia VHF
Afghanistan Tactical Comms
India SPR and HCDR
Netherlands HF and VHF
Chile MB Tactical Radio Systems
Brazil VHF
Denmark Networked radio

$3B includes the total value over the lifetime of the programs.

RF COMMUNICATIONS PAGE 25 2011 ANALYST MEETING

$300M+ tactical radio standardization program for an undisclosed international country $300M+ framework contract $110M order received for first phase of HF and VHF products Next phase planned for fiscal 12 delivers assembly line, test equipment, sub-assemblies and technical support to enable local assembly of radio products Creates an enduring standardization relationship

Next-generation secure, voice and data communications infrastructure in support of vehicular and dismounted combat systems Potential $500M multi-year program $112M order received for initial phase Potential to capture multiple adjacent Australian Defence Force opportunities Australia Land 200 program

Iraq standardization $250M orders received to-date Ministry of Interior standardized on Harris HF and Multiband Air Force has standardized on Harris Multiband Ministry of Defense standardized on Harris HF $500M of additional opportunity Standardization of VHF Tactical radios and integrated C3 system for Border Security Forces and anti-terrorism units

Expanding available market with Integrated Communications Systems Solutions Soldier Systems Integrated Vehicle C4I Systems Defense and Security C4ISR Solutions Addressable annual market of approximately $2.5B Comprehensive Aftermarket Service Integrated Communication System Solutions Complete Portfolio of Communications Products World-Leading Dealer Network

Soldier systems Over $150M of identified opportunities Leveraging success of RF-7800S secure personal radio In-service in over 40 countries Orders for over 30,000 secure personal radios expected by end of fiscal 2011 Falcon Fighter Soldier System provides integrated capability Video Battle management system and situational awareness Power management Biometrics

Integrated vehicle C4I systems Major global C4I Vehicle Systems market Multiple $50M+ opportunities Australia Land121 UAE Marjan I Pre-packaged solutions based on Harris equipment provide integrated capability at low risk Falcon III communications Intercom Communications server Video server Satcom on the move Falcon Command C2 software

Defense and security C4ISR solutions Multiple $100M+ C4ISR systems opportunities Harris offers 'packaged' systems and subsystems based on integration of Harris proprietary products Faster, lower risk solutions that can be demonstrated Ideal for growing Middle East, Central Asia and Far East markets Packaged C4ISR solutions include: Maritime Interdiction System Special Forces C4ISR System Wideband Tactical Area Coverage Wideband Country-Wide Repeater System Border Security System Coastal Security System Airbase Security System Unattended Observation System

Leveraging tactical radio standardization programs to expand systems opportunities Implementing $300M multi- phase project, booked $90M orders inception-to-date System provides voice, data, situational awareness and real-time video Potential extensions to include FAME and UAV feeds Significant impact to regional border security Pakistan Frontier Corps C4ISR program

Public Safety and Professional Communications Stephen Marschilok President, Public Safety & Professional communications

Key markets for Public Safety and Professional Communications Public safety and public service U.S. DoD and federal government Utility International Enterprise Transit and transportation

Strategy for growth Gain share in public service and public safety market Drive terminal sales Provide value-added product differentiation Maintain outstanding program performance Lead the land mobile radio (LMR) to Long-Term Evolution (4G/LTE) transition Increase penetration in adjacent professional communications markets - utility, transit and transportation, and enterprise Leverage full Harris capability Harris CapRock - International distribution Cyber security - DoD market leadership

(CHART) North America Land Mobile Radio market In calendar 2010, Harris estimated market share increased from 9% to 10% in a flat market of $4.7B Expecting approximately 3 percent annual market growth in the near-term Note: Reflects Harris estimates of North America land mobile radio market and market shares.

Product Portfolio Network Switching Products Network Administration Products Network Management Systems Infrastructure Site Products Vehicular and Hand-held Radios Dispatch Consoles Interworking Gateways Vertically integrated Multimode Multiband Tiered by market/user Broad product portfolio Systems feature end-to-end internet protocol (IP)

LTE VIDA (voice, interoperability, data and access) network supports multiple platforms on a secure and scalable IP backbone Powerful network delivers competitive advantage for critical communications End-to-end IP capability Standards-based solutions and products LMR and LTE solutions PTT voice and high-speed data Multiband, Multimode radios

Key wins Two largest public safety awards in North America in 2010 Province of Alberta, Canada $291M Oregon Wireless Interoperability $100M Network (OWIN) Miami-Dade County, FL $100M Monroe/Ontario Counties, NY $49M State of Maine $34M Center Point Energy $23M Dane County, WI $16M Lower Colorado River Authority $16M Monterey County, CA $15M Linn County, IA $15M State of Vermont $14M

Alberta First Responder Radio Communications System (AFRRCS) Design, build, test and maintenance for province-wide P25 trunked network Initial contract value of $291M Users Government of Alberta (GoA) Royal Canadian Mounted Police Public safety grade interoperability Coverage in urban and rural areas Replaces two obsolete networks Over 400 RF and/or network sites 36-month schedule 255,303mi2 (661,000 km2) Nearly the size of Texas 4th largest Province Population of 3.5M 10% of Canada Largest P25 system in North America

Oregon Wireless Interoperability Network (OWIN) One state system to replace four state agency systems Department of Corrections Department of Forestry Department of State Police Department of Transportation Requirements contract Supply of system and radios VIDA network - all IP solution P25 standard system technology 1000s of Unity multi-band radios Interoperability with local systems Major 2010 public safety award Expected value of $100M+

Harris vs. Motorola Bidder Technical Management References Demos Cost Total points The following table demonstrates how Harris significantly outranked Motorola in the proposal evaluation for awarding Oregon Wireless Interoperability Network (OWIN) 12,481 10,473

$3B opportunity pipeline in North America Major opportunities include Canada Maritimes Radio Communications System Commonwealth of Massachusetts State of Washington State of Texas California Bay Area East Missouri Regional System State of Indiana State of Iowa San Francisco Municipal Transit Authority

Long-Term Evolution (4G/LTE) - the future of public safety broadband communications Adoption of LTE accelerating Federal government grant and policy support Active RFP environment Comprehensive and fully integrated public safety solution Leverages Harris core IP network (VIDA) Integrates narrowband, broadband Fully integrated LMR/LTE network Rugged user equipment (vehicular and hand-held) LTE-based radios Hybrid LTE/P25 radios Mission-critical applications BeOn, enhanced to deliver mission-critical voice Full-featured PTT across LMR/LTE network Streaming video (leveraging Harris FAME) Situational awareness Harris is leading the LMR-to-LTE evolution

Reconciliation of Non-GAAP Financial Measures and Regulation G Disclosures

Regulation G Disclosures To supplement our condensed consolidated financial statements presented in accordance with U.S. generally accepted accounting principles (GAAP), we provide additional measures of segments' operating income (loss); cost of product sales and services; engineering, selling and administrative expenses; income before income taxes; income taxes; net income; and net income per diluted common share adjusted to exclude certain costs, charges, expenses and losses. Harris management believes that these non-GAAP financial measures, when considered together with the GAAP financial measures, provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionately positive or negative impact on results in any particular period. Harris' management also believes that these non-GAAP financial measures enhance the ability of investors to analyze Harris' business trends and to understand Harris performance. In addition, Harris may utilize non-GAAP financial measures as a guide in its forecasting, budgeting, and long-term planning process and to measure operating performance for some management compensation purposes. Any analysis of non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP. A reconciliation of these non-GAAP financial measures with the most directly comparable financial measures calculated in accordance with GAAP follows:

Reconciliation of Non-GAAP Financial Measures Mr. Lance's Presentation - pages 5, 31 and 32

Reconciliation of Non-GAAP Financial Measures Mr. Lance's Presentation - page 30

Reconciliation of Non-GAAP Financial Measures Mr. Lance's Presentation - page 32

Reconciliation of Non-GAAP Financial Measures Mr. McArthur's Presentation - page 3

Reconciliation of Non-GAAP Financial Measures Mr. McArthur's Presentation - page 3

Reconciliation of Non-GAAP Financial Measures Mr. McArthur's Presentation - page 3

Reconciliation of Non-GAAP Financial Measures Mr. McArthur's Presentation - pages 3 and 5

Reconciliation of Non-GAAP Financial Measures Mr. McArthur's Presentation - page 3

Reconciliation of Non-GAAP Financial Measures Mr. McArthur's Presentation - page 3

Reconciliation of Non-GAAP Financial Measures Mr. McArthur's Presentation - page 3

Reconciliation of Non-GAAP Financial Measures Mr. McArthur's Presentation - pages 3 and 5

Reconciliation of Non-GAAP Financial Measures Mr. McArthur's Presentation - pages 3 and 4

Reconciliation of Non-GAAP Financial Measures Mr. McArthur's Presentation - page 5

Reconciliation of Non-GAAP Financial Measures Mr. McArthur's Presentation - page 10

Reconciliation of Non-GAAP Financial Measures Mr. Lance's Presentation - pages 30 and 31 and Mr. Pearson's Presentation - page 3

Reconciliation of Non-GAAP Financial Measures Mr. Lance's Presentation - pages 30 and 31 and Mr. Fox's Presentation - page 3

Reconciliation of Non-GAAP Financial Measures Mr. Lance's Presentation - pages 30 and 31 and Mr. Mehnert's Presentation - page 3